MUTUAL FUND SERIES TRUST

Catalyst Income and Multi-Strategy Fund

Class A: ACXAX Class C: ACXCX Class I: ACXIX

(the “Fund”)

August 31, 2023

This information supplements certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2022, as supplemented March 9, 2023.

Effective on or about November 1, 2023, the Fund’s investment objective will change to the following:

“The Fund’s investment objective is income and long-term capital appreciation.”

Also effective on or about November 1, 2023, the following changes will occur:

(i)	the Fund’s name will change to the “Catalyst Systematic High Income Fund”;
(ii)	Caddo Capital Management, LLC will no longer serve as trading advisor to the Fund;
(iii)	Darren J. Kottle will no longer serve as a portfolio manager of the Fund, and David Miller, Chief Investment Officer and Senior Portfolio Manager of the Catalyst Capital Advisors LLC (the “Advisor”) will join Charles Ashley, Portfolio Manager of the Advisor, as the Fund’s portfolio managers; and
(iv)	the Fund’s investment strategies will change.

These changes will be set forth in a new Prospectus, Summary Prospectus and Statement of Additional Information dated on or about November 1, 2023.

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You should read this Supplement in conjunction with the current Summary Prospectus, Prospectus and the Statement of Additional Information for the Fund, dated November 1, 2022, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.